SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2013

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
 (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2013, Ralph J. Nicoletti, Executive Vice President and Chief Financial Officer of Cigna Corporation (the “Company”), notified the Company of his intention to resign from his position effective July 12, 2013 and leave the Company on August 9, 2013.  The terms of any separation agreement between the Company and Mr. Nicoletti will be disclosed on Form 8-K when agreed upon.  Mr. Nicoletti’s departure is not as a result of any dispute or disagreement over the Company's accounting principles or practices, financial statement disclosures, ethics policy or otherwise.

On May 13, 2013, the Company announced the appointment of Thomas A. McCarthy, 56, as the Company’s Executive Vice President and Chief Financial Officer, effective July 12, 2013.    A copy of the press release announcing Mr. McCarthy’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference.

In connection with Mr. McCarthy’s appointment, he will receive an annual base salary of $600,000 and transitional strategic performance shares for the 2011-2013, 2012-2014 and 2013-2015 performance periods with a grant date value of approximately $175,000, $437,500 and $700,000, respectively.  Further, he will be eligible for an annual cash incentive for 2013 with a target award value of $600,000, and annual long-term equity incentives for 2014 with a target award value of $2,100,000.  Mr. McCarthy will continue to be eligible to participate in employee benefit plans, in accordance with their terms.  A copy of Mr. McCarthy’s offer letter is attached hereto as Exhibit 10.1 and this description is qualified by reference to the terms of the offer letter.

Item 7.01                      Regulation FD Disclosure.

The Company reaffirms consolidated adjusted income from operations for full year 2013, which remain in the range of $ $1.735 billion to $1.865 billion.  Because the Company’s earnings outlook is based on consolidated adjusted income from operations (defined below), the Company’s full year 2013 financial outlook does not include the after-tax charge of  $507 million related to the exit of the run-off reinsurance businesses and the after-tax charge of $51 million related to a regulatory matter within the Company’s disability business.  The Company also reaffirms the outlook for medical membership for full year 2013, as discussed in the Company’s first quarter 2013 earnings release.  The first quarter 2013 earnings release is available in the Investor Relations section of the Company’s website located at http://www.cigna.com/aboutus/investor-relations, by clicking on the link under Recent Financial Releases and Information.

Consolidated adjusted income from operations is shareholders’ net income excluding realized investment results, special items and results of the Company’s guaranteed minimum income benefits (“GMIB”) business.  Information is not available for management to reasonably estimate (1) future net realized investment gains (losses) or (2) fair value changes in GMIB assets and liabilities; therefore, it is not possible to provide a forward-looking reconciliation of adjusted income from operations to shareholders’ income from continuing operations. We expect that special items for 2013 may include potential adjustments associated with litigation and other items. Information is not available for management to identify or reasonably estimate additional 2013 special items.

The foregoing statements represent management’s current estimates of Cigna’s consolidated adjusted income from operations and medical membership for full year 2013 as of the date of this report.  Actual results may differ materially depending on a number of factors, and investors are urged to read the Cautionary Statement included in this report for a description of those factors.  Management does not assume any obligation to update these estimates, whether as a result of new information, future events or otherwise, except as required by law.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Cigna Corporation and its subsidiaries (the “Company”) and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in the Company’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors.  Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties.  These forward-looking statements are based on management’s beliefs and assumptions and on information available to management at the time the statements are or were made.  Forward-looking statements include, but are not limited to, the information concerning possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, trends and, in particular, the Company’s strategic initiatives, litigation and other legal matters, operational improvement initiatives in the health care operations, and the outlook for the Company’s full year 2013 and beyond results.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should” or similar expressions.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results, and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors.  Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.
health care reform legislation, as well as additional changes in state or federal regulation, that could, among other items, affect the way the Company does business, increase costs, limit the ability to effectively estimate, price for and manage medical costs, and affect the Company’s products, services, market segments, technology and processes;

2.
adverse changes in state, federal and international laws and regulations, including increased medical, administrative, technology or other costs resulting from new legislative and regulatory requirements imposed on the Company’s businesses;

3.
risks associated with pending and potential state and federal class action lawsuits, disputes regarding reinsurance arrangements, other litigation and regulatory actions challenging the Company’s businesses, including disputes related to payments to health care professionals, government investigations and proceedings, tax audits and related litigation, and regulatory market conduct and other reviews, audits and investigations, including the possibility that the acquired HealthSpring business may be adversely affected by potential changes in risk adjustment data validation audit and payment adjustment methodology;

4.
challenges and risks associated with implementing improvement initiatives and strategic actions in the ongoing operations of the businesses, including those related to: (i) growth in targeted geographies, product lines, buying segments and distribution channels, (ii) offering products that meet emerging market needs, (iii) strengthening underwriting and pricing effectiveness, (iv) strengthening medical cost results and a growing medical customer base, (v) delivering quality service to members and health care professionals using effective technology solutions, and (vi) lowering administrative costs;

5.	the unique political, legal, operational, regulatory and other challenges associated with expanding our business globally;

6.	challenges and risks associated with the successful management of the Company’s outsourcing projects or key vendors;
7.
the ability of the Company to execute its growth plans by successfully leveraging capabilities and integrating acquired businesses, including the HealthSpring businesses by, among other things, operating Medicare Advantage plans and HealthSpring’s prescription drug plan, retaining and growing the customer base, realizing revenue, expense and other synergies, renewing contracts on competitive terms or maintaining performance under Medicare contracts, successfully leveraging the information technology platform of the acquired businesses, and retaining key personnel;

8.	risks associated with security or interruption of information systems, that could, among other things, cause operational disruption;
9.
risks associated with the Company’s information technology strategy, including that the failure to make effective investments or execute improvements may impede the Company’s ability to deliver services efficiently;

10.	the failure to maintain effective prevention, detection and control systems for regulatory compliance and detection of fraud and abuse;
11.
risks associated with the Company’s mail order pharmacy business that, among other things, includes any potential operational deficiencies or service issues as well as loss or suspension of state pharmacy licenses;

12.	liability associated with the Company’s operations of onsite clinics and medical facilities, including the health care centers operated by the HealthSpring business;
13.	heightened competition, particularly price competition, that could reduce product margins and constrain growth in the Company’s businesses, primarily the Global Health Care business;
14.	significant stock market declines, that could, among other things, impact the Company’s pension plans in future periods as well as the recognition of additional pension obligations;
15.	significant changes in market interest rates or sustained deterioration in the commercial real estate markets that could reduce the value of the Company’s investment assets;
16.
downgrades in the financial strength ratings of the Company’s insurance subsidiaries, that could, among other things, adversely affect new sales and retention of current business or limit the subsidiaries’ ability to dividend capital to the parent company, resulting in changes in statutory reserve or capital requirements or other financial constraints;

17.	significant deterioration in global market economic conditions and market volatility, that could have an adverse effect on the Company’s investments, liquidity and access to capital markets;
18.
unfavorable developments in economic conditions, that could, among other things, have an adverse effect on the impact on the businesses of our customers (including the amount and type of health care services provided to their workforce, loss in workforce and ability to pay their obligations), the businesses of hospitals and other providers (including increased medical costs) or state and federal budgets for programs, such as Medicare or social security, resulting in a negative impact to the Company’s revenues or results of operations;

19.
risks associated with the Company’s reinsurance arrangements for the run-off retirement benefits, life insurance and annuity business, variable annuity death benefits and guaranteed minimum income benefits businesses, including but not limited to, failure by the reinsurer to meet its reinsurance obligations or that the reinsurance does not otherwise provide adequate protection; or

20.
potential public health epidemics, pandemics, natural disasters and bio-terrorist activity, that could, among other things, cause the Company’s covered medical and disability expenses, pharmacy costs and mortality experience to rise significantly, and cause operational disruption, depending on the severity of the event and number of individuals affected.

This list of important factors is not intended to be exhaustive.  Other sections of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, including the “Risk Factors” section, and other documents filed with the Securities and Exchange Commission include both expanded discussion of these factors and additional risk factors and uncertainties that could preclude the Company from realizing the forward-looking statements.  The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Offer Letter of Thomas A. McCarthy dated May 9, 2013
99.1	Press Release dated May 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: May 13, 2013	By: /s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and
General Counsel